As filed with the Securities and Exchange Commission on February 28, 2006
                      Registration Nos. 33-32819 / 811-6023

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 21

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23

                          MANAGED MUNICIPAL FUND, INC.
                         40 West 57th Street, 18th Floor
                            New York, New York 10019
                                 (212) 446-5600

                                 R. Alan Medaugh
                         40 West 57th Street, 18th Floor
                               New York, NY 10019

                                   Copies to:

                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      X  immediately upon filing pursuant to Rule 485, paragraph (b)(1)
         on _________________ pursuant to Rule 485, paragraph (b)(1)
         60 days after filing pursuant to Rule 485, paragraph (a)(1)
         on _________________ pursuant to Rule 485, paragraph (a)(1)
         75 days after filing pursuant to Rule 485, paragraph (a)(2)
         on _________________ pursuant to Rule 485, paragraph (a)(2) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Managed Municipal Fund.

ISI MANAGED MUNICIPAL FUND SHARES

40 West 57th Street, 18th Floor
New York, New York 10019

For information call (800) 955-7175

   This mutual fund (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.


   The Fund offers shares through any securities dealer authorized to sell Fund shares ("Securities Dealer") and any financial institution that acts as a shareholder servicing agent on behalf of the Fund ("Fund Servicing Agent"). You may also buy Fund shares ("Shares") through the Fund's transfer agent ("Transfer Agent"). (See the section entitled "How to Buy Shares. ")


                               TABLE OF CONTENTS

                                                       PAGE
                                                       ----

                    Investment Summary................   1

                    Fees and Expenses of the Fund.....   3

                    Investment Program................   3

                    Portfolio Holdings................   4

                    The Fund's Net Asset Value........   4

                    How to Buy Shares.................   4

                    How to Redeem Shares..............   6

                    Telephone Transactions............   6

                    Transactions Through Third Parties   7

                    Sales Charges.....................   7

                    Dividends and Taxes...............   9

                    Investment Advisor................   9

                    Other Service Providers...........   9

                    Financial Highlights..............  10

                    Application....................... A-1


  THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED
   THESE SECURITIES NOR HAS IT PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is March 1, 2006.

INVESTMENT SUMMARY

OBJECTIVES AND STRATEGIES

   The Fund's investment objectives are a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve these objectives, under normal circumstances the Fund will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by municipal obligations. The Advisor will consider both a security's yield and its potential for capital gains resulting from changes in interest rates.

RISK PROFILE

   The Fund may be suited for you if you are seeking a high level of total return including some income exempt from federal income taxes, but you also desire the value of your investment to remain relatively stable.

   The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the municipal obligations in the Fund's portfolio. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. The prices of municipal obligations will respond to economic and market factors, especially interest rate changes.

   INTEREST RATE RISK. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

   MATURITY RISK. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, price fluctuations will generally be greater at times when the Fund's average maturity is longer.

   STYLE RISK. The success of the Fund's investment approach will depend on the Advisor's ability to anticipate the direction of interest rates.

   SPECIAL TAX FEATURES. While income distributions from the Fund will generally be exempt from federal taxes, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable.

   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE


   The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.


                         For years ended December 31,*

                                    [Chart]

 1996    1997    1998    1999    2000   2001    2002    2003    2004     2005
 ----    ----    ----    ----    ----   ----    ----    ----    ----     ----
 2.72%   8.40%   6.05%  -3.80%  12.27%  3.96%   8.73%   3.89%   2.59%    2.41%


-------------------
* The bar chart does not reflect sales charges or the effect of any taxes on distributions. If it did, returns would have been less than those shown.


   During the ten-year period shown in the bar chart, the highest return for a quarter was 5.25% (quarter ended 12/31/00) and the lowest return for a quarter was -2.92% (quarter ended 6/30/04).

   The following table compares the Fund's average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares for the periods ended December 31, 2005 to the Lehman Brothers General Obligation Index, the Lehman Brothers Prerefunded Municipal Bond Index, and the Consumer Price Index. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURN

(FOR PERIODS ENDED DECEMBER 31, 2005)


                                          1 YEAR    5 YEARS 10 YEARS
                                        ------      ------- --------
            RETURN BEFORE TAXES/(1)/    -0.70%       3.66%   4.31%
            RETURN AFTER TAXES ON
             DISTRIBUTIONS/(1),(2)/     -0.75%       3.47%   4.13%
            RETURN AFTER TAXES ON
             DISTRIBUTIONS AND SALE OF
             FUND SHARES/(1),(3)/        0.70%/(4)/  3.56%   4.17%
            --------------------------------------------------------
            LEHMAN BROTHERS GENERAL
             OBLIGATION INDEX/(4)/       2.85%       5.31%   5.58%
            LEHMAN BROTHERS PREREFUNDED
             MUNICIPAL BOND INDEX/(4)/   1.30%       4.31%   4.55%
            CONSUMER PRICE INDEX/(5)/    3.42%       2.49%   2.52%

-------------------
/(1)/These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges. /(2)/The Return After Taxes on Distributions assumes that the investor held
     Shares throughout the period and was taxed on taxable distributions paid during the period.

/(3)/The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold the Fund shares at the end of the period and was taxed on both the taxable distributions paid during the period and the capital gains realized from the sale of the Fund Shares.
/(4)/The Lehman Brothers General Obligation Index reflects general municipal market performance. The Lehman Brothers Prerefunded Municipal Bond Index is a better indicator of the Fund's performance due to its higher quality characteristics. These indices are passive measurements of municipal bond performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. The average annual total returns for these indices do not reflect deductions for fees, expenses or taxes.
/(5)/The Consumer Price Index is a widely used measure of inflation. The averages for this index do not reflect deductions for fees, expenses or taxes.

   After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) 3.00%
Maximum Deferred Sales Charge (Load)................................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................  None
Redemption Fee......................................................................  None
Exchange Fee........................................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees..................................................................... 0.40%
Distribution and/or Service (12b-1) Fees............................................ 0.25%
Other Expenses...................................................................... 0.21%
                                                                                     -----
Total Annual Fund Operating Expenses................................................ 0.86%
                                                                                     =====


EXAMPLE:

   This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.


   The Example assumes that you invest $10,000 in shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's Total Annual Operating Expenses remain the same and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $385   $566    $762    $1,329


   Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges.") If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

   The Fund's investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

   The Fund, under normal circumstances, will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from changes in interest rates.

   When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by municipal obligations. At certain times the average maturity of the Fund's portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest in securities with shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the

Fund may invest in longer-term maturities. The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and future changes in interest rates. In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical INSTITUTIONAL INVESTOR in each of the last 26 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates.

   AN INVESTMENT IN THE FUND INVOLVES RISK. Municipal obligations are subject to interest rate risk. The value of municipal obligations changes as interest rates fluctuate. Longer-term securities generally experience greater volatility as a result of interest rate fluctuation. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the fluctuations will generally be greater at times when the Fund's average maturity is longer. While income distributions from the Fund will generally be exempt from federal taxes, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. There can be no assurance that the Advisor's economic analyses will accurately predict interest rate trends or that portfolio strategies based on Mr. Hyman's economic analyses will be effective. There can be no guarantee that the Fund will achieve its goals.


   Even under normal market conditions, the Fund may invest to a limited extent in taxable obligations. To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary defensive investments may include taxable investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


PORTFOLIO HOLDINGS

   A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").


THE FUND'S NET ASSET VALUE

   The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.

   The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the number of the outstanding Shares.

   In valuing its assets, the Fund prices its investments at their market value. The Fund values securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund's securities primarily trade but before the time the Fund calculates its net asset value per share.

   You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share.

   The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES


   You may buy Shares through your Securities Dealer or through any Fund Servicing Agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

   The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

   To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

   When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

   Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.


   The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your Shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your Shares and will be subject to any related taxes.


   The Fund may reject your application under its Anti-Money Laundering
Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES


   The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

   Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

   Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.


INVESTMENT MINIMUMS

   Your initial investment must be at least $5,000. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investing Plan.


AUTOMATIC INVESTING PLAN


   The Automatic Investing Plan is closed to new participants. If you are a current participant in the Automatic Investing Plan, your subsequent investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN

   Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions reinvested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached

Application Form or notify your Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.


HOW TO REDEEM SHARES


   You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem your shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. See the section entitled "Telephone Transactions" for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for Shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

   Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1)A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2)In certain circumstances, a guarantee of your signature. You can obtain one from most banks or Securities Dealers, but not from a notary.

3)Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.
4)Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

   Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to ten days, whichever is earlier.

   SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem your remaining Shares after giving you 60 days' notice.

   REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).


   SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS


   If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

   During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

TRANSACTIONS THROUGH THIRD PARTIES

   If you invest through your Securities Dealer or Fund Servicing Agent, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling Shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

   The Advisor may enter into arrangements with a Security Dealer or Shareholder Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Shareholder Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Such payments by the Advisor and Fund will create an incentive for these financial institutions to recommend that you purchase Shares.


SALES CHARGES

PURCHASE PRICE


   The price you pay to buy Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The commission paid to the Distributor is the sales charge less any amounts that the Distributor pays out to Securities Dealers. The amount of any sales charge included in your purchase price is based on the following schedule:


                                             SALES CHARGE AS % OF
                                             --------------------
                                                          NET
                                             OFFERING    AMOUNT
                 AMOUNT OF PURCHASE           PRICE     INVESTED
                 ------------------          --------   --------
                 Less than      $    100,000  3.00%....  3.09%
                 $    100,000 - $    249,999  2.50%....  2.56%
                 $    250,000 - $    499,999  2.00%....  2.04%
                 $    500,000 - $    999,999  1.50%....  1.52%
                 $  1,000,000 - $  1,999,999  0.75%....  0.76%
                 $  2,000,000 - $  2,999,999  0.50%....  0.50%
                 $  3,000,000 - and over....  None        None

   The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.


   You may qualify for a reduced initial sales charge on purchases of Shares under rights of accumulation or letters of intent. The transaction processing procedures maintained by certain financial institutions through which you can purchase Shares may restrict the universe of Accounts (defined below) considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

   RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc, ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc., you may combine the value of your purchases with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge (collectively, "Accounts"). You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these accounts:

1)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at the transfer agent.
2)Information or records regarding Fund and other ISI Fund shares held in all accounts in your name at another financial intermediary.
3)Information or records regarding Fund and other ISI Fund shares held in all accounts in the name of your spouse or children at the transfer agent or another financial intermediary.


   TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. Since existing investments will be valued at the higher of cost or current value, you should retain records that would substantiate the historical costs of your investments in the Fund and in the other ISI Funds. The Fund may amend or terminate this right of accumulation at any time.


   LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

   PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:
1)If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2)If you are exchanging an investment in another ISI Fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).
3)If you are a current or retired Director of this or any other ISI Fund, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Shares.
4)If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or Securities Dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Shares in this manner.


   Sales charge information regarding the Fund is not available on the Fund's website as the Fund does not have a website.

PURCHASES BY EXCHANGE

   You may exchange ISI Shares of Total Return U.S. Treasury Fund, Inc., ISI Shares of ISI Strategy Fund, Inc., or ISI Class A Shares of North American Government Bond Fund, Inc. for an equal dollar amount of Shares without payment of the sales charges described above or any other charge up to four times per calendar year. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


   You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


REDEMPTION PRICE

   The price you receive when you redeem shares will be the net asset value per share.


DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

   The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Fund to pay your Securities Dealer or Fund Servicing Agent distribution and other fees for the sale of its Shares and for shareholder service. The Fund pays an annual distribution/shareholder service fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS


   The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains at least annually. To the extent that the Fund's net investment income and short-term capital gains are less than the approved fixed dividend rate, some of the dividends may be paid from long-term capital gains or as a return of shareholder capital.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following summary is based on current tax laws, which may change.


   The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of Shares for shares of a different ISI Fund is the same as a sale.


   The Fund intends to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Income that is exempt from Federal income tax may be subject to state and local income tax. Any capital gains distributed by the Fund may be taxable. The Fund will tell you annually how to treat dividends and distributions.

   More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR


   International Strategy & Investment Inc. is the Fund's Advisor. The Advisor is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $513 million of net assets as of October 31, 2005.

   As compensation for its services for the fiscal year ended October 31, 2005, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

   The continuation of the Investment Advisory Agreement with ISI was most recently approved by the Fund's Board of Directors on September 22, 2005. A discussion summarizing the basis on which the Board of Directors approved the continuation of the agreement is included in the Fund's annual report for the twelve month period ended October 31, 2005.


PORTFOLIO MANAGERS

   Edward S. Hyman, Chairman of the Fund and the Advisor, and R. Alan Medaugh, President of the Fund and the Advisor, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded the Advisor in 1991.


   Mr. Hyman is responsible for developing the forecasts and economic analyses on which the selection of investments in the Fund's portfolio are based. (See the section entitled "Investment Program.") Before joining the Advisor, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 26 years.


   Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio. Prior to joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

   The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

OTHER SERVICE PROVIDERS


   Citigroup Fund Services, LLC is the Fund's administrator, transfer and dividend disbursing agent, and fund accountant.

FINANCIAL HIGHLIGHTS


   The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the October 31, 2005 Annual Report, which is available upon request.



                                                                   FOR THE YEARS ENDED OCTOBER 31,
                                                       ------------------------------------------------------
                                                           2005         2004        2003      2002      2001
                                                       -------      --------      --------  --------  -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year.................... $ 10.91      $  10.89      $  11.00  $  10.99  $ 10.47
                                                       -------      --------      --------  --------  -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.................................    0.40/(1)/     0.38/(1)/     0.40      0.45     0.45
Net realized and unrealized gain (loss) on investments   (0.27)         0.08          0.01      0.09     0.55
                                                       -------      --------      --------  --------  -------
Total from investment operations......................    0.13          0.46          0.41      0.54     1.00
                                                       -------      --------      --------  --------  -------
LESS DISTRIBUTIONS:
Net investment income.................................   (0.36)        (0.44)        (0.47)    (0.45)   (0.45)
Net realized gain on investments......................       -             -         (0.05)    (0.08)   (0.03)
                                                       -------      --------      --------  --------  -------
Total distributions...................................   (0.36)        (0.44)        (0.52)    (0.53)   (0.48)
                                                       -------      --------      --------  --------  -------
Net asset value, end of year.......................... $ 10.68      $  10.91      $  10.89  $  11.00  $ 10.99
                                                       =======      ========      ========  ========  =======
TOTAL RETURN/(2)/.....................................    1.19%         4.26%         3.89%     5.11%    9.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)........................ $94,027      $113,844      $107,078  $103,198  $66,105
Ratios to average daily net assets:
 Net investment income................................    3.64%         3.53%         3.66%     3.92%    4.18%
 Expenses after waivers and/or reimbursements.........    0.86%         0.88%         0.89%     0.94%    0.93%
 Expenses before waivers and/or reimbursements........    0.86%         0.88%         0.89%     0.96%    0.99%
Portfolio turnover rate...............................       7%           17%           11%       11%      21%

-------------------

/(1)/Calculated using the average Shares outstanding for the period.

/(2)/Total return excludes the effect of sales charges.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                       ISI MANAGED MUNICIPAL FUND SHARES
                            NEW ACCOUNT APPLICATION

 IMPORTANT INFORMATION FOR OPENING YOUR ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.
What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.
By signing and submitting this application, you give the ISI Managed Municipal Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.
If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.

--------------------------------------------------------------------------------
Make check payable to "ISI Managed Municipal Fund Shares" and mail with this Application to:

ISI MUTUAL FUNDS      OR FOR OVERNIGHT DELIVERY TO: ISI MUTUAL FUNDS      FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE
P.O. BOX 446                                        2 PORTLAND SQUARE       CALL THE TRANSFER AGENT AT (800) 882-8585.
ATTN: TRANSFER AGENT                                ATTN: TRANSFER AGENT       TO OPEN AN IRA ACCOUNT, CALL ISI AT
PORTLAND, MAINE 04112                               PORTLAND, MAINE 04101   (800) 955-7175 TO REQUEST AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

 INDIVIDUAL OR JOINT TENANT
--------------------------------------------------------------------------------
First Name      Initial
                           Last Name
--------------------------------------------------------------------------------
Social Security Number     Birth Date
--------------------------------------------------------------------------------
* Joint Tenant  Initial
                           Last Name
--------------------------------------------------------------------------------
Social Security Number     Birth Date

 CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.
--------------------------------------------------------------------------------
* Name of Corporation - if a publicly-traded corporation, also provide symbol. (Certified articles of incorporation, a government-issued business license or other document that reflects the existence of the entity must be attached. Enclose a corporate resolution which identifies individuals authorized to conduct transactions on this account.)
--------------------------------------------------------------------------------
* Name of Partnership
(a copy of the Partnership Agreement must be attached or a certificate from a government authority stating the identity and existence of the partnership.)
--------------------------------------------------------------------------------
* Name of Trust - Including corporate pension plans
(Please include first and signature pages of the Trust Agreement.)
--------------------------------------------------------------------------------
Tax ID Number          Date of Trust Instrument
--------------------------------------------------------------------------------
Name of Trustees, Partner, or Authorized Trader
--------------------------------------------------------------------------------
Social Security Number     Birth Date

*Attach a separate list for additional investors, trustees, authorized traders, and general partners of a partnership, including full name, social security number, home street address, and date of birth.

--------------------------------------------------------------------------------
Existing Account No., if any

 GIFTS TO MINORS
--------------------------------------------------------------------------------
Custodian's Name (only one allowed by law)
--------------------------------------------------------------------------------
Custodian's Date of Birth
--------------------------------------------------------------------------------
Social Security Number of Custodian
--------------------------------------------------------------------------------
Minor's Name (only one)
--------------------------------------------------------------------------------
Social Security Number of Minor
--------------------------------------------------------------------------------
Minor's Date of Birth
under the ________________ Uniform Gifts to Minors Act
       State of Residence

 MAILING/RESIDENCY ADDRESS
--------------------------------------------------------------------------------
Number and Street (Required)
--------------------------------------------------------------------------------
Mailing Address, if Different
--------------------------------------------------------------------------------
City              State
                               Zip
--------------------------------------------------------------------------------
Daytime Phone

Resident Aliens must have a U.S. Tax Identification Number and domestic address. For non-resident aliens, a copy of an un-expired government-issued photo ID must be included with the application.

DOCUMENTS PROVIDED IN CONNECTION WITH YOUR APPLICATION WILL BE USED SOLELY TO VERIFY YOUR IDENTITY. THE FUND WILL HAVE NO OBLIGATION TO ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.

LETTER OF INTENT (OPTIONAL)
[_] I intend to invest at least the amount indicated below in ISI Managed Municipal Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

____$50,000 ____$100,000 ____$250,000 ____$500,000 ____$1,000,000 ____$2,000,000 ____$3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify this purchase for rights of accumulation.


       Fund Name                Account No.               Owner's Name        Relationship
       ---------                -----------               ------------        ------------

================================================================================
Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

DISTRIBUTION OPTIONS
Please check appropriate boxes to the right. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.
INCOME DIVIDENDS

[_] Reinvested in additional shares [_] Paid in Cash

CAPITAL GAINS

[_] Reinvested in additional shares [_] Paid in Cash

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
[_] Beginning the month of __________________ , 20________ , please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______________________ , from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE): [_] Monthly [_] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: [_] Telephone redemption privileges [_] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

                           Bank: -  Bank Account No.: -
                        Address: - Bank Account Name: -
                                 -                    -

The Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank drafts), starter checks, credit card convenience checks, or certain third party checks.

SIGNATURE AND TAXPAYER CERTIFICATION

 I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Managed Municipal Fund (the "Fund") as described in the current Prospectus (a copy of which I (we) have received). By executing this Account Application, the undersigned represent(s) and warrant(s) that I
 (we) have full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.
 Under the penalties of perjury, I certify:
[_]That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)).
    AND
   [_]That the number shown on this form is my correct social security/taxpayer identification number.
    OR
   [_]That I have not provided a social security/taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
    AND
   [_]That I have not been notified by the Internal Revenue Service ("IRS")
      that I am subject to backup withholding.
    OR
   [_]That I have been notified by the IRS that I am subject to backup withholding.
[_]Non-U.S. Citizen Taxpayer:
   Indicated country of residence for tax purposes:
   __________________________________________________________________________
   Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

 I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

 BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:
   (1)THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY UNLAWFUL ACTIVITY;
    AND
   (2)THE INFORMATION PROVIDED BY THE INVESTOR IN THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH ARE GENUINE.

      ----------------   ---------------------------------------
      + Signature Date   Signature (if joint account, both must sign) Date

+ If your legal name has changed in the past 12 months, please provide former name: __

--------------------------------------------------------------------------------

FOR DEALER USE ONLY

                       Dealer's Name:    - Dealer Code: -
                       Dealer's Address: - Branch Code: -
                                         - Rep. No.:    -
                       Representative:   -              -

                       ISI MANAGED MUNICIPAL FUND SHARES

                              INVESTMENT ADVISOR
                   INTERNATIONAL STRATEGY & INVESTMENT INC.

                        40 West 57th Street, 18th Floor
                              New York, NY 10019




                   ADMINISTRATOR              DISTRIBUTOR
              CITIGROUP FUND SERVICES,  INTERNATIONAL STRATEGY &
                        LLC              INVESTMENT GROUP INC.
                Two Portland Square       40 West 57th Street,
                 Portland, ME 04101            18th Floor
                                           New York, NY 10019
                                             (800) 955-7175

                   TRANSFER AGENT         INDEPENDENT AUDITORS
              CITIGROUP FUND SERVICES,     BRIGGS, BUNTING &
                        LLC                  DOUGHERTY, LLP
                Two Portland Square      Two Penn Center, Suite
                 Portland, ME 04101               820
                   (800) 882-8585        Philadelphia, PA 19102

                     CUSTODIAN                FUND COUNSEL
                 THE NORTHERN TRUST     KRAMER LEVIN NAFTALIS &
                      COMPANY                 FRANKEL LLP
              50 South LaSalle Street      1177 Avenue of the
                 Chicago, IL 60675              Americas
                                           New York, NY 10036

                                      ISI
                               MANAGED MUNICIPAL
                                  FUND SHARES


   The Fund does not maintain a website. You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent or by calling (800) 955-7175:

.. A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of the Prospectus.


.. The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


   For other shareholder inquiries, contact the Transfer Agent at
(800) 882-8585. For Fund information, call (800) 955-7175 or your Securities Dealer or Fund Servicing Agent.


                   Investment Company Act File No. 811-6023

                                    [GRAPHIC]

                                   Prospectus

[LOGO]

                                      ISI
                               MANAGED MUNICIPAL
                                  FUND SHARES

 A mutual fund with the investment objectives of a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.


                                 MARCH 1, 2006

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                         MANAGED MUNICIPAL FUND, INC.


                        40 West 57th Street, 18th Floor
                           New York, New York 10019

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD
   BE READ IN CONJUNCTION WITH A PROSPECTUS DATED MARCH 1, 2006. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT,
WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION
 AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY
BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.,
  40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

           Statement of Additional Information Dated: March 1, 2006


                                      for

                       ISI Managed Municipal Fund Shares

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
GENERAL INFORMATION AND HISTORY...........................................   1
INVESTMENT OBJECTIVES AND POLICIES........................................   1
INVESTMENT RESTRICTIONS...................................................   8
VALUATION OF SHARES AND REDEMPTIONS.......................................   9
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS......................  10
MANAGEMENT OF THE FUND....................................................  16
INVESTMENT ADVISORY AND OTHER SERVICES....................................  21
ADMINISTRATION............................................................  24
DISTRIBUTION OF FUND SHARES...............................................  25
PORTFOLIO HOLDINGS........................................................  30
BROKERAGE.................................................................  32
CAPITAL SHARES............................................................  33
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS....................................  35
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES.........................  35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................  36
LEGAL MATTERS.............................................................  36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  36
PORTFOLIO TURNOVER........................................................  37
FINANCIAL STATEMENTS......................................................  37

GENERAL INFORMATION AND HISTORY

   Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares: ISI Managed Municipal Fund Shares (the "Shares").


   The Fund's Prospectus contains important information concerning the Shares offered, and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at
(800) 955-7175, or from securities dealers authorized to sell Shares (each a "Participating Dealer") that offer Shares to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the Registration Statement about the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


   The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on February 26, 1990.

INVESTMENT OBJECTIVES AND POLICIES

   The Fund's investment objectives are to seek a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objectives.

   Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

   Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets.

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   Municipal Obligations can be classified into three principal categories:
"general obligation bonds", "revenue bonds" and "notes." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.

   Revenue bonds include, in most cases, "tax-exempt industrial development bonds," i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

   The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor (the "Advisor") under criteria approved by the Board. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories. The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the

                                       2

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preceding group. The highest S&P rating for municipal notes issued on or after
July 29, 1984 is "SP-1". The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

   The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

   The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

   The Fund may invest up to 10% of its total assets in money market funds that are compatible with its investment objectives and policies. The Fund may invest only in money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating organization.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

WHEN-ISSUED SECURITIES

   New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by

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the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

ACQUISITION OF STAND-BY COMMITMENTS

   The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

   The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

PURCHASE OF VARIABLE AND FLOATING RATE DEMAND OBLIGATIONS

   The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

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INVESTMENTS IN FUTURES CONTRACTS

   The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant ("FCM") (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

   At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

   Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

   Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

   Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts involve risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Advisor about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

   Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

REPURCHASE AGREEMENTS

   The Fund may agree to purchase securities issued by the United States Treasury ("U.S. Treasury Securities") from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into such agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board under criteria established with the assistance of the Advisor. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

TAXABLE INVESTMENTS

   From time to time, the Fund may invest in securities, which pay interest that is subject to federal income tax. The Fund may make such investments
(a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments consist of U.S. Treasury securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")

SIZE OF FUND

   The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

9.  Effect short sales of securities;

10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

   The following investment restriction may be changed by a vote of a majority of the Board of Directors of the Fund (the "Board"): The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES

   The net asset value per Share is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business (a "Business Day"). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

   The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

   Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.

   The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

   Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to
(i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

   The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

   The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and
(b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

   In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

   The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

   Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, it will be subject to federal income taxation to the extent any such income or gains are not distributed.

   If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

   Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you invest them in additional Shares.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

   Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

   The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

   The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

   If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.


   If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.


   Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the shareholder's tax basis in his/her Shares. Any excess will be treated as gain from the sale of those Shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.


   Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

   The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

   The sale, exchange, or redemption of a share is a taxable event for you. Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if you have held the share for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

   If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

   In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service ("IRS"), or (3) have failed to certify to the Fund that you are not subject to backup withholding.


FEDERAL EXCISE TAX

   If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

   Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a "branch profits tax" on your "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

   If you are a "substantial user" (or related to "substantial users") of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses a trade or business as part of such a facility.

   Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

   Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

   The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

STATE AND LOCAL TAXES


   Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

FOREIGN SHAREHOLDERS

   Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

   Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

   If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

   The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.


MANAGEMENT OF THE FUND


   The overall business and affairs of the Fund are managed by its Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.


DIRECTORS AND OFFICERS


   The following information is provided for each Director and Executive Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and Executive Officer is 40 West 57th Street, 18th Floor, New York, New York 10019.

                                                                                               NUMBER OF
                                                                                               FUNDS IN
                                                                                                 FUND
                                                    LENGTH OF                                   COMPLEX
                                     POSITION         TIME       PRINCIPAL OCCUPATION(S)      OVERSEEN BY    OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH AND ADDRESS    WITH THE FUND     SERVED    DURING THE PAST FIVE YEARS      DIRECTOR       HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              Director; Chairman, since 1998 Private Equity Investor (1997       4      Director, Broadwing
5/27/37                         Compensation                   to present).                               Corporation
                                Committee; Member,                                                        (telecommunication
                                Audit and                                                                 services) (July 2000 to
                                Compliance                                                                present), Brown
                                Committee, and                                                            Investment Advisory &
                                Nominating                                                                Trust Company
                                Committee                                                                 (trust company) (February
                                                                                                          2001 to present); and
                                                                                                          Franklin Resources,
                                                                                                          Inc. (financial services)
                                                                                                          (October 2005 to
                                                                                                          present)

W. Murray Jacques               Director; Chairman, since 2002 Principal, CM Coastal               4      None
03/28/36                        Nominating                     Development, LLC (real
                                Committee; Member,             estate development) (2002 to
                                Audit and                      present); President, WMJ
                                Compliance                     Consulting, LLC (real estate
                                Committee, and                 investment management
                                Compensation                   company) (1999 to present);
                                Committee                      Chairman, Saint David's
                                                               School (2002 to present).
                                                               Formerly, Chairman and
                                                               Chief Executive Officer, VIB
                                                               Management, Inc. (asset
                                                               management company) (1994
                                                               to 1999).

Louis E. Levy                   Director; Chairman, since 1994 Director, Household                 4      None
11/16/32                        Audit and                      International (banking and
                                Compliance                     finance) (1992 to 2004),
                                Committee; Member,             Retired partner, KPMG
                                Nominating                     (accounting firm) (1958 to
                                Committee, and                 1990).
                                Compensation
                                Committee

                                                                                         NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                              LENGTH OF                                   COMPLEX
                                  POSITION      TIME      PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, DATE OF BIRTH AND ADDRESS WITH THE FUND  SERVED    DURING THE PAST FIVE YEARS      DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Edward S. Hyman                   Director    since 1990 Chairman, International             4      Director, Capital Trust
4/8/45/(1)/                                              Strategy & Investment,                     (real estate investment
                                                         Inc. (registered                           trust) (since March
                                                         investment advisor)                        2005).
                                                         (1991 to present);
                                                         Chairman and President,
                                                         International Strategy &
                                                         Investment Group, Inc.
                                                         (registered broker-dealer)
                                                         (1991 to present).



------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------
R. Alan Medaugh      President       since 1990 President, International Strategy & Investment,
8/20/43                                         Inc. (registered investment advisor) (1991 to
                                                present). Director, International Strategy &
                                                Investment Group, Inc. (registered broker-
                                                dealer) (1991 to present).

Nancy Lazar,         Vice President  since 1991 Executive Vice President, Assistant Treasurer,
(8/1/57)                                        and Secretary of International Strategy &
                                                Investment, Inc. (registered investment advisor)
                                                (1991 to present); Executive Vice President,
                                                Assistant Treasurer and Secretary of
                                                International Strategy & Investment Group, Inc.
                                                (registered broker-dealer) (1991 to present).

Carrie L. Butler     Vice President  since 1991 Managing Director, International Strategy &
5/1/67                                          Investment, Inc. (registered investment advisor)
                                                (2000 to present); Formerly, Assistant Vice
                                                President, International Strategy & Investment,
                                                Inc. (registered investment advisor) (1991 to
                                                2000).

Edward J. Veilleux   Vice President  since 1991 President, EJV Financial Services, LLC
8/26/43                                         (consulting and compliance services firm) (May
5 Brook Farm Court                              2002 to present); Senior Vice President, PBHG
Hunt Valley, MD                                 Funds (January 2005 to present); Officer of
21030                                           various investment companies for which EJV
                                                Financial Services provides consulting and
                                                compliance services (May 2002 to present);
                                                Formerly, Trustee, Devcap Trust (registered
                                                investment company) (2000 to 2003); Director,
                                                Deutsche Asset Management (formerly B.T.
                                                Alex Brown, Inc.) (October 1965 to May 2002);
                                                Executive Vice President, Investment Company
                                                Capital Corp. (registered investement adviser)
                                                (May 1987 to May 2002).

Stephen V. Killorin  Vice President, since 2002 Executive Managing Director and Chief
6/27/53              Treasurer,        (Chief   Financial Officer, International Strategy &
                     Chief           Compliance Investment, Inc. (registered investment advisor)
                     Compliance       Officer   (2000 to present); Executive Managing Director
                     Officer, and      since    and Chief Financial Officer, International
                     Chief           September  Strategy & Investment Group, Inc. (registered
                     Financial        2004 and  broker-dealer) (December 2000 to present);
                     Officer           Chief    Formerly, Controller, Sanford C. Bernstein &
                                     Financial  Co., Inc. (registered investment advisor)
                                      Officer   (November 1999 to December 2000) and
                                       since    Managing Director, Deutsche Bank (May 1994
                                      December  to November 1999).
                                       2004)

Margaret M. Beeler   Secretary       since 2004 Managing Director, International Strategy &
3/1/67                                          Investment, Inc. (registered investment advisor)
                                                (July 2004 to present). Formerly, Associate
                                                Managing Director (2000 - July 2004) and
                                                Assistant Vice President (1996 to 2000),
                                                International Strategy & Investment, Inc.
                                                (registered investment advisor); Marketing
                                                Representative, US Healthcare, Inc. (1995 to
                                                1996); Sales Manager, Donna Maione, Inc.
                                                (clothing manufacturer) (1994 to 1995) and
                                                Deborah Wiley California (clothing
                                                manufacturer) (1989 to 1994).


--------
/1/ Considered to be an interested person, as defined by the 1940 Act, because of his employment with the Advisor and the Distributor.

   Directors and Executive Officers of the Fund are also directors and executive officers of all of the other investment companies advised by International Strategy & Investment, Inc. ("ISI" or the "Advisor") or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex").


DIRECTOR OWNERSHIP IN THE FUND(S)


                         DOLLAR RANGE OF     AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                     BENEFICIAL OWNERSHIP IN  DECEMBER 31, 2005 IN ALL FUNDS OVERSEEN
DIRECTOR                  THE FUND/(1)/       BY DIRECTOR IN THE FUND FAMILY/(1)(2)/
--------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------
Joseph R. Hardiman            None                        $10,001-$50,000
W. Murray Jacques             None                        $10,001-$50,000
Louis E. Levy                 None                        $10,001-$50,000
--------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------------
Edward S. Hyman               None                         Over $100,000



/1./ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.


/2./  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
      $50,001-$100,000, over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES


   As reported to the Fund, as of December 31, 2005 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or Distributor.


COMPENSATION OF DIRECTORS AND OFFICERS

   Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.


   The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, for the fiscal period ended October 31, 2005.


                              COMPENSATION TABLE


                                                   TOTAL COMPENSATION FROM THE
                    AGGREGATEG COMPENSATION FROM  FUND AND FUND COMPLEX PAYABLE
 DIRECTOR           THE FUND PAYABLE TO DIRECTORS         TO DIRECTORS
 ------------------------------------------------------------------------------
 Edward S. Hyman*              $    0                         $0

 Joseph R. Hardiman            $2,616             $14,000 for service on 4
                                                  Boards in the Fund Complex

 W. Murray Jacques             $2,616             $14,000 for service on 4
                                                  Boards in the Fund Complex

 Louis E. Levy                 $2,616             $14,000 for service on 4
                                                  Boards in the Fund Complex


--------
* A director who is an "interested person" as defined in the 1940 Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS


   The Board met four times during the fiscal year ended October 31, 2005 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served.

     The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Hardiman and Jacques. All of the members of the Audit Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2005, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent audit firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor to the Fund that the Fund, the Advisor, or their affiliated persons employ the Fund's independent auditor to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, to the Fund and to consider whether such services are consistent with the independent auditor's independence.

   The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Nominating Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Directors to the Board. The Committee will not consider nominees for Directors received from security holders. The Committee did not meet during the fiscal year ended October 31, 2005.

   The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Jacques. All of the members of the Compensation Committee are 'independent' as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Committee did not meet during the fiscal year ended October 31, 2005.


CODE OF ETHICS

   The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

   The Advisor and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

   The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

   ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of April 1, 1991 (the "Advisory Agreement").

   ISI is a registered investment advisor that was formed in January 1991. ISI and International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor"), the Fund's distributor, employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. Due to their stock ownership, Messrs. Hyman and Medaugh may be deemed controlling persons of ISI. Due to his stock ownership, Mr. Hyman may be deemed a controlling person of ISI Group. ISI and ISI Group are also the investment advisor and Distributor, respectively, to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., each an open-end management investment company. These funds, along with the Fund, had approximately $513 million of net assets as of October 31, 2005.


   Under the Advisory Agreement, ISI obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Board. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   As compensation for its services, ISI is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The services of ISI to the Fund are not exclusive and the Advisor is free to render similar services to others.

   Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:


                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
              $406,471              $471,785              $424,766




   The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

   The Advisory Agreement continues in effect from year to year after its initial two-year term if such continuance is specifically approved at least annually by the Fund's Board, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares. The Fund or the Advisor may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS


   The following information was provided by ISI.

   As of October 31, 2005, Messrs. Hyman and Medaugh acted as portfolio managers for three other registered investment companies with net assets of approximately $419 million. No registered investment company pays ISI a performance based fee.

   Messrs. Hyman and Medaugh acted as portfolio managers for nine other pooled investment vehicles with assets totaling $503,432,703 as of October 31, 2005. Of the nine pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2005, these four pooled investment vehicles had assets totaling $300,401,349. As of October 31, 2005, Messrs. Hyman and Medaugh did not service any other accounts.

   Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw of ISI's profits plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest of ISI.

   As of October 31, 2005, neither Mr. Hyman nor Mr. Medaugh owned Fund shares.

   ISI does not believe that material conflicts of interest arise as result of a portfolio manager's servicing of multiple accounts for the following reasons:
(1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of Codes of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.

   If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.


ADMINISTRATION


   Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, ME 04101, is the administrator, transfer agent and fund accountant of the Fund. As administrator, pursuant to an agreement with the Fund, Citigroup is responsible for, among other things, providing administrative services to the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board to serve as officers of the Fund.

   Effective May 1, 2004, Citigroup (1) receives a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million in total Fund Complex assets, and 0.04% on total Fund Complex assets over $500 million, subject to a monthly minimum charge and
(2) monthly fees per each open account. Citigroup is also entitled to reimbursement of certain out-of-pocket expenses. Asset-based fees are calculated daily and all fees are paid monthly. The fee is applied to the assets of the Fund Complex and the resulting fee rate is then assessed to each fund.

   Prior to May 1, 2004, Citigroup received an annual fee from the Fund Complex for administration services equal to 0.05% of the total average daily net assets of the Fund Complex up to $750 million in assets, and 0.03% of the total average daily net assets of the Fund Complex in excess of $750 million. These fees were allocated among the Funds in the Fund Complex in proportion to their relative net assets. Citigroup received a minimum fee of $3,000 per month from the Fund. The fees were accrued daily by the Fund and paid monthly for services performed under the agreement during the prior calendar month. Administration fees paid to Citigroup for the fiscal years ended October 31, 2005, 2004 and 2003 were as follows:



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
               $96,557               $82,651               $53,097



   The services agreement is terminable without penalty by the Board or by Citigroup on 60 days' written notice. Under the agreement, Citigroup is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect Citigroup from any liability by reason of bad faith, gross negligence or willful misconduct in the performance of its obligations and duties under the agreement.


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND PLAN

   International Strategy & Investment Group Inc. ("ISI Group" or the "Distributor") serves as Distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI.

   The Distribution Agreement provides that ISI Group, on behalf of the Fund, will (i) solicit and receive orders for the purchase of Shares (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board for its review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.


   ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement and the form of Agency Distribution and Shareholder Servicing Agreement (as described below), were most recently approved by the Board, including a majority of the Independent Directors, on September 22, 2005 and December 14, 2005, respectively.

   ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements ("Agency Agreements") with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

   In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this SAI in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.


   Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

   Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution and Shareholder Service Plan for the Shares (the "Plan"). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 22, 2005.

   In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Shares. The Plan may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").


   During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

   Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plans in the last three fiscal years, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

   As compensation for providing distribution and related administrative services as described above, the Fund pays ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents. Mr. Hyman and Ms. Lazar, an interested Director and officer of the Fund, respectively, and owners of the Distributor, have a direct financial interest in the Plan due to their ownership interests in the Distributor.

   As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Distributor was paid the following amounts under the Plan:



                        FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
              $254,044              $294,864              $265,478

RECEIPT AND RETENTION OF SALES CHARGES


   The offering price of Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to Participating Dealers. Normally, reallowances are paid to Participating Dealers as indicated in the following table.



                                                      SALES CHARGE AS A % OF
                                                    -------------------------
 AMOUNT OF PURCHASE                                 OFFERING PRICE REALLOWANCE
 ------------------                                 -------------- -----------
 Less than $100,000................................      3.00%        2.75%
 $100,000--$249,999................................      2.50%        2.25%
 $250,000--$499,999................................      2.00%        1.75%
 $500,000--$999,999................................      1.50%        1.25%
 $1,000,000--$1,999,999............................      0.75%        0.75%
 $2,000,000--$2,999,999............................      0.50%        0.50%
 $3,000,000 and over...............................      None         None


For the last three fiscal years, the Distributor received the following commissions or sales charges, and from such commissions or sales charges, the Distributor retained the following amounts:


                        FISCAL YEARS ENDED OCTOBER 31,
       -----------------------------------------------------------------------
               2005                    2004                    2003
       ---------------------   ---------------------   ---------------------
       RECEIVED    RETAINED    RECEIVED    RETAINED    RECEIVED    RETAINED
       ---------   ---------   ---------   ---------   ---------   ---------
        $36,909      3,438     $125,593     $13,384    $220,950     $23,125

EXPENSES BORNE BY THE FUND


   Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, Citigroup or ISI Group.

   The address of ISI Group is 40 West 57th Street, 18th Floor, New York, New York 10019.


PORTFOLIO HOLDINGS


   Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the Fund's transfer agent at Two Portland Square, Portland, Maine 04101 or at (800) 882-8585. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

   The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Advisor, Citigroup and the Fund's custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis. Mailing services (ADP_ and financial printers receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

   No compensation is paid by the Fund, nor to the Fund's knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund's portfolio holdings. The Fund's, the Advisor's, the administrator's and the Distributor's Code of Ethics (collectively, the "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's public holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

   The Fund's portfolio holdings disclosure policy is periodically reviewed by the Board. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board. In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

   ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

   Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. ISI attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. ISI normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.


   ISI's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect agency transactions with broker-dealers that furnish statistical or other , research information or services which ISI deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ISI with clients other than the Fund. Similarly, any research services received by ISI through placement of portfolio transactions of other clients may be of value to ISI in fulfilling its obligations to the Fund.


   No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice. In over-the-counter transactions, ISI will not pay any commission or other remuneration for research services. ISI's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ISI's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Board, ISI is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services describe above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

   Subject to the above considerations, the Board has authorized the Fund to effect portfolio transactions through affiliates of ISI. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of ISI must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board and requires ISI to furnish reports and to maintain records in connection with such reviews.

   ISI manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ISI. ISI may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

   During the past three fiscal years the Fund paid no brokerage commissions.

   The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the end of the Fund's most recent fiscal year.


  REGULAR BROKER DEALER    TYPE OF SECURITY                 VALUE HELD
 ------------------------- ------------------------  ------------------------
 JPMorgan Chase Bank, N.A. Repurchase Agreement             $3,634,000


CAPITAL SHARES

   Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $0.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and class: ISI Managed Municipal Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series or class will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

   Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

   The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

   There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

   As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

   The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

   The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675 ("Northern Trust"), is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.


   Citigroup is the Fund's transfer agent and fund accountant. As transfer agent and distribution paying agent, Citigroup maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Citigroup is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the SEC.

   As fund accountant, Citigroup calculates the net asset value ("NAV") per share of the Fund and provides information necessary to prepare the Fund's financial statements and tax returns.

   Prior to May 1, 2004, the Fund paid Citigroup a base fee of $4,167 per month plus 0.0025% of the Fund's daily net assets for fund accounting services rendered. The fees were paid monthly for services performed during the prior calendar month. See "Administration" for combined fees paid to Citigroup for administration, transfer agency and fund accounting services rendered to the Fund effective May 1, 2004.

   As compensation for providing accounting services for the fiscal years ended October 31, 2004 and October 31, 2003, Citigroup received fees of $26,511 and $52,536, respectively.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The annual financial statements of the Fund were audited by the Fund's previous independent registered public accounting firm, Ernst & Young, LLP, located at 5 Times Square, New York, New York 10036. Effective January 6, 2006, the Fund's independent registered public accounting firm is Briggs, Bunting & Dougherty, LLP located at Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102.


LEGAL MATTERS

   Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


   To Fund management's knowledge, as of February 7, 2006, the following person owned beneficially or of record 5% or more of the Fund's outstanding shares:



                                                      PERCENTAGE OF
             SHAREHOLDER*                              FUND OWNED
             ------------                             -------------
             Judith L. Biggs                              5.89%
             390 Riversville Road
             Greenwich, CT 06831



   In addition, to Fund management's knowledge, as of February 7, 2006, directors and officers as a group owned less than 1% of total outstanding Shares of the Fund.

PORTFOLIO TURNOVER


   The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

The following table reflects the Fund's portfolio turnover rates during the last three fiscal years:


                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
         -----------------------------------------------------------------
                2005                  2004                  2003
         -------------------   -------------------   -------------------
                 7%                    17%                   11%



   The turnover rate has decreased due to a reduction in trading activity. The Advisor uses the 10-year US Treasury Bond market to measure the general market volatility rate. The trading range has been narrowing each year, providing Fund management's total return approach with fewer opportunities, particularly during the last fiscal year. The Advisor expects more opportunities in the future.


FINANCIAL STATEMENTS


   The financial statements for the Fund for the period ended October 31, 2005, are incorporated herein by reference to the Fund's Annual Report dated
October 31, 2005.

                                     PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1) Articles of Incorporation incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(2) Articles of Amendment dated April 9, 2001 (Exhibit incorporated by reference as filed as Exhibit (a)(2) in Post Effective Amendment No. 17 via EDGAR on February 28, 2003, accession number 0001004402-03-000159).

(3) Articles Supplementary to Articles of Incorporation dated December 15, 1993, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No.
     33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(4) Articles Supplementary to Articles of Incorporation dated December 31, 1994, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (File No. 950116-96- 000098) on February 26, 1996.

(5) Articles Supplementary to Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 13 to
     Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

(b) By-Laws, as amended through December 18, 2002 Exhibit incorporated by reference as filed as Exhibit (b) in Post Effective Amendment No. 17 via EDGAR on February 28, 2003, accession number 0001004402-03-000159).

(c) (1) Instruments Defining Rights of Security Holders incorporated by reference to Exhibit 1(a) (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit b (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 17 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 0001004402-03-000159) on February 28, 2003.

(d) (1) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to
     Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(e) (1) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc. incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

(2)  Form of Agency  Distribution and Shareholder  Servicing  Agreement  between
     International   Strategy  &  Investment   Group  Inc.   and   Participating
     Broker-Dealers (Exhibit filed herewith).

(f)  None.

(g) Form of Custody Agreement dated May __, 2002, between Registrant and The Northern Trust Company (Exhibit filed herewith).

(h)  (1)  Amended and  Restated  Services  Agreement  dated  September  23, 2005
     between  Registrant  and  Citigroup  Fund  Services,   LLC  (Exhibit  filed
     herewith).

(i) (1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.

(2)  Consent of Counsel (Exhibit filed herewith).

(j)  Consent of Independent Auditors (Exhibit filed herewith).

(k)  None.

(l) Form of Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

(m) (1) Distribution and Shareholder Service Plan with respect to the ISI Managed Municipal Fund Shares (Exhibit filed herewith).

(n) (1) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.

(o)  Reserved.

(p) (1) ISI Funds Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 19 via EDGAR on December 30, 2004, accession number 0001275125-04-000457).

(2) International Strategy & Investment, Inc. Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 19 via EDGAR on December 30, 2004, accession number 0001275125-04-000457).

(3) International Strategy & Investment Group, Inc. Code of Ethics (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 19 via EDGAR on December 30, 2004, accession number 0001275125-04-000457).

Other Exhibits:

(A) Powers of Attorney (Exhibit incorporated by reference as filed as in post-effective amendment No. 16 via EDGAR on February 27, 2002, accession number 0000950116-02-00029 (Hyman, Hardiman, Levy and Medaugh)) and in post-effective amendment No. 17 via EDGAR on February 28, 2003, accession number 0001004402-03-000159 (Jacques)).

(B) Power of Attorney for Stephen V. Killorin (Exhibit incorporated by reference as filed as Other Exhibit in post-effective amendment No. 19 via EDGAR on December 30, 2004, accession number 0001275125-04-000457).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Total Return U.S. Treasury Fund, Inc., ISI North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment, Inc., a Maryland Corporation.

ITEM 25. INDEMNIFICATION.

Sections 1,2,3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a)(1) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland
General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Fund's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.



         Name                                 ISI Title                           Other Business Connection
         .................................... ................................... ...................................
         Edward S. Hyman, Jr.                 Chairman/Treasurer/Assistant        Chairman/President/Treasurer/Assistant
                                              Secretary                           Secretary, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         R. Alan Medaugh                      President                           Director, International Strategy
                                                                                  & Investment Group, Inc. (Fund
                                                                                  distributor)
                                              ................................... ...................................
         .................................... ................................... ...................................
         Nancy Lazar                          Executive Vice President/           Executive Vice President/.
                                              Secretary/Assistant Treasurer       Secretary/Assistant Treasurer,
                                                                                  International Strategy &
                                                                                  Investment Group, Inc. (Fund
                                                                                  distributor)
         .................................... ................................... ...................................
         Stephen V. Killorin                  Executive Managing Director/        Executive Managing Director/
                                              Chief Financial Officer             Chief Financial Officer,
                                                                                  International Strategy &
                                                                                  Investment Group, Inc. (Fund
                                                                                  distributor)

-------------------------------------------------------------------------------------------------------------------

ITEM 27. PRINCIPAL UNDERWRITERS.

International Strategy & Investment Group Inc., the distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), also acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI North American Government Bond Fund Class A Shares and Class C Shares (classes of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

The following Directors and Officers of the Fund serve as Directors and Officers of the Fund's principal underwriter:

Names and Principal Business Address*             Position with Underwriter            Position with Registrant
............................................. .................................... ...................................
Edward S. Hyman                              Chairman/President/Treasurer/        Chairman/Treasurer/Assistant
                                             Assistant Secretary, International   Secretary
                                             Strategy & Investment Group, Inc.
                                             (Fund distributor)
............................................. .................................... ...................................
R. Alan Medaugh                              Director, International Strategy &   President
                                             Investment Group, Inc. (Fund
                                             distributor)
............................................. .................................... ...................................
Nancy Lazar                                  Executive Vice President/.           Executive Vice
                                             Secretary/Assistant Treasurer,       President/Secretary/Assistant
                                             International Strategy &             Treasurer
                                             Investment Group, Inc. (Fund
                                             distributor)
............................................. .................................... ...................................
Steve Killorin                               Executive Managing Director/ Chief   Executive Managing Director/
                                             Financial Officer, International     Chief Financial Officer
                                             Strategy & Investment Group, Inc.
                                             (Fund distributor)

--------------------------------------------------------------------------------
* 40 West 57th Street, 18th Floor New York, New York 10019

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, Citigroup Fund Services, LLC, Two Portland Square, Portland, ME 04101 ("Citigroup").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and Citigroup each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.

ITEM 29. MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, and State of Maryland, on February 28, 2006.

                                                MANAGED MUNICIPAL FUND, INC.

                                                By: */s/ Edward J. Veilleux
                                                     R. Alan Medaugh, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Edward J. Veilleux             February 28, 2006
Edward S. Hyman                     Date
Chairman and Director

*/s/ Edward J. Veilleux             February 28, 2006
Joseph R. Hardiman                  Date
Director

*/s/ Edward J. Veilleux             February 28, 2006
Louis E. Levy                       Date
Director

*/s/ Edward J. Veilleux             February 28, 2006
W. Murray Jacques                   Date
Director

*/s/ Edward J. Veilleux             February 28, 2006
R. Alan Medaugh                     Date
President

*/s/ Edward J. Veilleux             February 28, 2006
Stephen V. Killorin                         Date
Chief Financial Officer/Treasurer

By: /s/ Edward J. Veilleux
Edward J. Veilleux
Attorney-In-Fact*

* By Power of Attorney

RESOLVED, that Edward J. Veilleux,  Stephen V. Killorin,  Margaret M. Beeler and
     Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. AND ISI STRATEGY FUND, INC. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Margaret M. Beeler and Frederick Skillin are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of TOTAL RETURN U.S. TREASURY FUND, INC., MANAGED MUNICIPAL FUND, INC., NORTH AMERICAN GOVERNMENT BOND FUND, INC. AND ISI STRATEGY FUND INC. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.

                                INDEX TO EXHIBITS


Item 23(e)(2)   Form of Agency Distribution and Shareholder Servicing Agreement

Item 23(g)      Form of Custody Agreement

Item 23(h)(1)   Amended and Restated Services Agreement dated September 23, 2005

Item 23(i)(2)   Consent of Counsel.

Item 23(j)      Consent of Independent Auditors.

Item 23(m)      Distribution and Shareholder Service Plan